SUPPLEMENT TO THE PROSPECTUSES AND
                 STATEMENT OF ADDITIONAL INFORMATION ("SAI") OF
                        EVERGREEN GROWTH AND INCOME FUNDS


I.       Evergreen Equity Income Fund (formerly Evergreen Income and Growth
         Fund), Evergreen Growth and Income Fund, Evergreen Small Cap Value Fund, Evergreen Utility Fund, Evergreen Value Fund (collectively, the "Funds")

         Effective November 1, 2000, Evergreen Investment Management Company will become the Funds' investment advisor. There will be no change in either the portfolio manager(s) of the Funds or the advisory fees paid by the Funds.

         In conjunction with the above, the section of the prospectus entitled "FUND FACTS" is supplemented as follows:

         Investment Advisor:
          o        Evergreen Investment Management Company

         In addition, the section entitled "THE FUNDS' INVESTMENT ADVISORS" is supplemented as follows:

         Evergreen Investment Management Company (EIMC) is the investment advisor to:
          o        Evergreen Equity Income Fund
          o        Evergreen Growth and Income Fund
          o        Evergreen Small Cap Value Fund
          o        Evergreen Utility Fund
          o        Evergreen Value Fund

         EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $12.9 billion in assets for 28 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         The section in part one of the SAI entitled "Advisory Fees" under `EXPENSES' is supplemented as follows:

         Evergreen Investment Management Company ("EIMC") is the investment advisor to Equity Income Fund, Growth and Income Fund, Small Cap Value Fund, Utility Fund and Value Fund.


November 1, 2000                                            556323  11/00